UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 28, 2009 (August 25, 2009)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	0-23977	51-0282142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2009, Spectra Energy Capital, LLC (“Spectra Capital”), a wholly owned subsidiary of Spectra Energy Corp, (“Spectra Energy”), and Spectra Energy entered into an underwriting agreement with RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Spectra Capital agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of Spectra Capital’s 5.65% Senior Notes due 2020 (the “Notes”) to be fully and unconditionally guaranteed on a senior unsecured basis by Spectra Energy. The issuance and sale of the Notes to the Underwriters is expected to close, subject to standard closing conditions, on August 28, 2009, following the filing of this Form 8-K.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the Underwriting Agreement, which is attached hereto as Exhibit 1.1. Such exhibit is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On August 28, 2009, Spectra Capital will complete a public offering of the Notes, which are to be issued under the Indenture dated as of April 1, 1998 between Spectra Capital (formerly known as Duke Capital LLC and successor to Duke Capital Corporation), as issuer, and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), a national banking association, as trustee (the “Trustee”), as amended from time to time, including by the Fifteenth Supplemental Indenture, dated as of August 28, 2009, between Spectra Capital, Spectra Energy and the Trustee (the “Supplemental Indenture”). In connection with the issuance and sale of the Notes, Spectra Energy is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into Spectra Energy’s Registration Statement No. 333-141982.

The disclosure in this Item 2.03 is qualified in its entirety by the provisions of the Supplemental Indenture, which is attached hereto as Exhibit 4.1. Such exhibit is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of August 25, 2009, among Spectra Capital, Spectra Energy, RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with Spectra Capital’s issuance and sale of $300,000,000 aggregate principal amount of 5.65% Senior Notes due 2020.

Exhibit 4.1	Fifteenth Supplemental Indenture, dated as of August 28, 2009, between Spectra Capital, Spectra Energy and The Bank of New York Mellon Trust Company, N.A.

Exhibit 5.1	Opinion regarding validity of the Notes.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Reginald D. Hedgebeth
General Counsel

Date: August 28, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated as of August 25, 2009, among Spectra Capital, Spectra Energy, RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as representatives of the several underwriters named therein, in connection with Spectra Capital’s issuance and sale of $300,000,000 aggregate principal amount of 5.65% Senior Notes due 2020.

4.1	Fifteenth Supplemental Indenture, dated as of August 28, 2009, between Spectra Capital, Spectra Energy and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion regarding validity of the Notes.

23.1	Consent (included as part of Exhibit 5.1).